UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – August 19, 2016

Commission File Number: 000-55220

Wowio, Inc.

(Exact name of registrant as specific in its charter)

Texas	27-2908187
(State of Incorporation)	(I.R.S. Employer I.D. No.)

9107 Wilshire Blvd., Suite 450

Beverly Hills, CA 90210

(Address of principal executive offices, including zip code)

(310) 272-7988

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On August 19, 2016, Robert Estareja, CEO of Wowio, Inc. (the “Company”) issued a letter to the Company’s shareholders which is filed as an exhibit to this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description
99.1	Letter to Shareholders dated August 19, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wowio, Inc.

Date: August 19, 2016	By	/s/ Robert H. Estareja
Robert H. Estareja, Chief Executive Officer